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                                                                   EXHIBIT 10.69



                         9-AC ASSETS TRANSFER AGREEMENT


         THIS AGREEMENT is entered into as of this 10th day of February, 1997 between IDEC PHARMACEUTICALS CORPORATION, a corporation organized and existing under the laws of the State of California and having its principal place of business at San Diego, California ("IDEC"); PHARMACIA & UPJOHN S.P.A., a corporation organized and existing under the laws of Italy and having its principal place of business at Milano, Italy ("P&U SPA") and PHARMACIA & UPJOHN COMPANY, a company organized and existing under the laws of the State of Delaware and having its principal place of business at Kalamazoo, Michigan ("P&U CO") (collectively, P&U SPA and P&U CO are referred to herein as "Pharmacia").

                                   BACKGROUND

         Pharmacia possesses certain intellectual property rights and other assets relating to 9-amino-20(S)-camptothecin, including patent rights and rights under a Cooperative Research and Development Agreement with the National Cancer Institute ("NCI"). As a consequence of the combination of Pharmacia AB with The Upjohn Company (collectively, "Pharmacia & Upjohn"), Pharmacia & Upjohn entered into an agreement containing a consent order with the United States Federal Trade Commission ("FTC") under which Pharmacia is required to divest its rights to sell 9-amino-20(S)-camptothecin in the United States. Additionally, Pharmacia offered IDEC the related rights to sell 9-amino-20(S)-camptothecin outside the United States. IDEC desires to acquire all such rights to 9-amino-20(S)- camptothecin and related assets. Subject to the approval of the NCI, FTC and other third parties as provided for herein, the parties have agreed for IDEC to acquire such rights and assets on the terms set forth below.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.
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                                 1. DEFINITIONS
1.1      GENERAL DEFINITIONS.

For all purposes of this Agreement, except as otherwise expressly provided:

         (a) the terms defined in this Agreement include the plural as well as the singular,

         (b) all references in this Agreement to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of the body of this Agreement,

         (c) all references in this Agreement to "Exhibits" or "Schedules" are to the Exhibits or Schedules attached to this Agreement,

         (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, and

         (e) the words "herein", "hereof" and "hereunder" and other words of a similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision.

1.2      SPECIFIC DEFINITIONS.

As used in this Agreement and the Exhibits and Schedules, the following definitions shall apply:

         (a) "Affiliate" means, as to any entity, any other entity that, directly or indirectly, controls, or is controlled by, or is under common control with, such entity. For purposes of the foregoing definition, "control" shall mean the direct or indirect ownership of at least fifty percent (50%) of the voting interest in such other entity or the power to direct the management of such other entity.

         (b) "Agreement" means this 9-AC Assets Transfer Agreement by and between IDEC and Pharmacia, as the same may be amended or supplemented in writing signed by duly authorized representatives of both parties in accordance with Section 12.5, together with all the Exhibits and Schedules.



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

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         (c) "Approval" means any approval, authorization or consent, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, each of the entities described in Section 4.2, the receipt of which is necessary to the transfer of the 9-AC Assets (as defined below).

         (d) "Assumed Contract" means any contract assumed by IDEC pursuant to
Section 2.2.

         (e) "Closing" means the consummation of the transaction contemplated by this Agreement; the Closing shall be deemed to have occurred effective as of 12:01 a.m. on the date on which the Closing occurs.

         (f) "Closing Date" means the date on which the Closing occurs, which will be as soon as possible after this Agreement is executed and all conditions precedent are satisfied or waived but no later than three business days after receiving approval of the FTC, or such later date as the parties may set by written agreement.

         (g) "CRADA" shall have the meaning set forth in Section 2.1(a)(1).

         (h) "FDA" means the United States Food and Drug Administration.

         (i) "FTC Consent Order" means that certain agreement containing a consent order, dated as of February 8, 1996, among the United States Federal Trade Commission, Pharmacia AB and The Upjohn Company (FTC File No. 951-0140).

         (j) "Governmental Authority" means any administrative body, agency, authority, bureau, commission, court, department or other instrumentality of any federal, state or local government, foreign or domestic, unless otherwise indicated in this Agreement.

         (k) "Know How" means all design, product, manufacturing and other specifications, methods, processes, and other information, 9-AC assay methods and written protocols, clinical trial test data, quality assurance procedures, regulatory submissions and other scientific, medical, technical and marketing information, know-how, inventions and trade secrets, which now exist and which:
(1) are owned or licensed by Pharmacia (or any of their Affiliates) and (2) that are reasonably necessary for the development, manufacture, use or sale of 9-AC.

         (l) "Loss" means any action, cost, damage, disbursement, expense, liability,


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.




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loss, deficiency, diminution in value, obligation, penalty, fine, assessment or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to, interest or other carrying costs, penalties, legal, accounting or other professional fees or expenses incurred in the investigation, collection, prosecution or defense of claims, inquiries, hearings or other legal or administrative proceedings, and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified person.

         (m) "Patent Rights" means all patent applications heretofore filed in any country, including any divisionals, continuations and continuation-in-part applications, which are owned by Pharmacia (or any of their Affiliates) which claim 9-AC, its composition or formulation or its method of manufacture or use, together with any and all patents that have issued or in the future issue therefrom.

         (n) "Supply Agreement" means the agreement attached hereto as EXHIBIT
A.

         (o) "9-AC" means the compound 1-pyrano [3',4':6,7] indolizino [1,2-b] quinoline-3,14 (4H,12H)-dione, 10-amino-4-ethyl-4-hydrozy-(S) in respect of its therapeutic indication for the treatment of cancer.

         (p) "9-AC Assets" means the intellectual property, contractual and other rights and assets transferred to IDEC pursuant to Section 2.1.


         2. TRANSFER OF 9-AC ASSETS AND ASSUMPTION OF LIABILITIES

         2.1 SALE AND LICENSE OF 9-AC ASSETS.

         (a) Assigned Assets. Subject to the receipt of the Approvals and the satisfaction of the other conditions set forth below in Article 4, Pharmacia hereby sells, conveys, assigns, transfers and agrees to deliver to IDEC, and IDEC hereby purchases, acquires and agrees to accept from Pharmacia, the following assets (which, together with the rights and assets licensed under Subsection 2.1(b), shall constitute the "9-AC Assets"):

         (1) all of P&U SPA's rights under that certain Cooperative Research and Development Agreement *_________*, dated *________*, as amended, between P&U SPA (as assignee of P&U CO, successor in interest to Adria Laboratories Division of Erbamont Inc.) and the National Cancer Institute (the "CRADA");

         (2) all of Pharmacia's rights under the CRADA to use any of the National


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.





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                  Cancer Institute's patents, trade secrets, technology,
                  know-how, specifications, designs, drawings, processes, testing and quality control data, research materials, technical information, stored on management information systems (and specifications sufficient for the IDEC to use such information), proprietary software used in connection with 9-AC and all data, contractual rights, materials and information relating to obtaining FDA approvals and other government or regulatory approvals for 9-AC (the "NCI Data");

         (3) all of P&U CO's rights under that certain Patent License Agreement, dated as of *_________*, among *________________________________*. (which was subsequently merged into P&U CO) (the "Consortium License");

         (4) all of P&U CO's rights under that certain Patent License Agreement, dated as of *_________*, between *_________________*. (which was subsequently merged into P&U CO (the "*____* License"); and

         (5)      all of P&U CO's rights under the Patent Rights listed in
                  SCHEDULE 2.1(A).


         (b) Licensed Assets. Subject to the receipt of the Approvals and the satisfaction of the other conditions set forth below in Article 4, the following licenses are hereby granted to IDEC:

         (1) P&U CO hereby grants to IDEC, and IDEC hereby accepts, an exclusive, worldwide, paid up license (with right to sublicense) to practice *_____* to develop, make, have made, use, import, offer to sell and sell pharmaceutical products containing 9-AC. P&U CO reserves the right to practice (and to assign to or grant third parties the right to practice)
                  *_____*.

         (2) P&U SPA hereby grants to IDEC, and IDEC hereby accepts, an exclusive, worldwide, paid up license (with right to sublicense) to practice the 9-AC Production Technology to develop, make, have made, use, import, offer to sell and sell pharmaceutical products containing 9-AC. P&U SPA reserves the right to practice (and to assign to or grant third parties the right to practice) the 9-AC Production Technology for all other uses not related to the manufacture, use or sale of 9-AC. "9-AC Production Technology" means all Know How and Patent Rights owned by Pharmacia relating to *______* together with all improvements thereof developed by P&U SPA during the course of performing its obligations under the Supply Agreement.

         (3) Each of P&U CO and P&U SPA hereby grants to IDEC, and IDEC hereby accepts, an exclusive, worldwide, paid up license (with right to sublicense) to use all of its (A) Know-How, formulations, patents, trade secrets,


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.




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                  technology, specifications, designs, drawings, processes,
                  testing and quality control data, research data, stability test data, technical information stored on management information systems (and specifications sufficient for the IDEC to use such information), and proprietary software used by it in connection with the research and development and clinical testing of 9-AC, and (B) data, contractual rights, materials and information relating to obtaining FDA approvals and other government or regulatory approvals for 9-AC.

         (4) To the extent required to conduct clinical testing of 9-AC supplied by P&U SPA under the Supply Agreement, Pharmacia hereby grants IDEC a right to reference its drug master files relating to such 9-AC. Such drug master files shall be maintained in accordance with all applicable FDA requirements.

         (c) Excluded Assets. No other assets of Pharmacia are included in the 9- AC Assets and no rights in connection with such other assets are to be transferred pursuant to this Agreement. Notwithstanding anything to the contrary in Subsections 2.1(a) or (b), the 9-AC Assets do not include:

         (1)      *______________________________________________________*

         (2) any know how or inventions not existing on the Closing Date, other than the improvements referred to in the last sentence of Section 2.1(b)(2).

         (d) Reservation of Rights. Pharmacia hereby reserves the non-exclusive right and license to practice any of the Know How or Patent Rights described in Sections 2.1(a) and (b) to make, have made and sell to IDEC and the National Cancer Institute such quantities of 9-AC as are required to fulfill Pharmacia's obligations under each of the Supply Agreement, the FTC Consent Order and the CRADA (collectively, the "9-AC Supply Obligations").


         2.2 ASSUMPTION OF CERTAIN LIABILITIES. Effective at the Closing, IDEC hereby assumes the following obligations and liabilities of Pharmacia (the "Assumed Liabilities"):

         (a) all obligations and liabilities under the CRADA, as amended and as shall be amended on or prior to the Closing, only to the extent such obligations arise and are to be performed on and after the Closing Date; and

         (b) all obligations under the *_______________* Licenses, as amended and as


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.




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shall be amended on or prior to the Closing, only to the extent such obligations arise and are to be performed on and after the Closing Date.

         2.3 MONETARY CONSIDERATION. Pharmacia has expended substantial sums to support the CRADA, develop 9-AC formulations and production methods and to conduct additional clinical trials. As partial reimbursement of such expenditures, and as the total monetary consideration to be paid to Pharmacia by IDEC for the 9-AC Assets, IDEC shall pay P&U SPA *__________*, payable as follows:

         (a) 3 MUSD on the Closing Date after receipt of the Approvals

         (b) *____________________________________*

         (c) *____________________________________*

All payments shall be made *___________________________* to a bank account to be designated in writing by P&U SPA. If payments are not made when due, IDEC shall pay, in addition to the overdue payment, a late charge equal to the lesser of *___________* or the highest applicable rate allowed by law on all such overdue amounts.


                                    3. CLOSING

         3.1 CLOSING DATE. The Closing shall take place on the Closing Date at P&U SPA in Milano, Italy, or at such other place as the parties may agree.

         3.2 ITEMS TO BE DELIVERED AT THE CLOSING BY PHARMACIA. At the Closing, Pharmacia shall deliver or cause to be delivered to IDEC at Pharmacia's cost and expense:

         (a) Evidence of all Approvals;

         (b) Assignment of the CRADA in the form reasonably acceptable to both parties; and

         (c) Assignments of the *____* License and of the *_____________* License in the forms reasonably acceptable to both parties.

         3.3 ITEMS TO BE DELIVERED AT THE CLOSING BY IDEC. At the Closing, IDEC shall deliver or cause to be delivered to P&U SPA:

         (a) the cash amount *________________* as specified in Section 2.3(a);



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.



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         (b) Assumption of the CRADA in the form reasonably acceptable to both parties; and

         (c) Assumption of the *_____* License and of the *______________* License in the forms reasonably acceptable to both parties.

         3.4 ASSURANCES. At the Closing and thereafter: (1) Pharmacia shall perform, or cause to be performed, all such other actions and shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, all such other assignments, transfers, consents and other documents as IDEC may reasonably request to vest in IDEC, and protect IDEC's right, title and interest in, and enjoyment of the 9-AC Assets; and (2) IDEC shall similarly perform, or cause to be performed, all such other action and shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such other documents as Pharmacia may reasonably request to perfect and protect Pharmacia's rights under this Agreement. At least 10 days prior to the Closing Date, Pharmacia shall also deliver a list containing its reasonable determination of the internal reports, other documents and tangible assets which shall be delivered to IDEC as part of the Know How to be transferred hereunder.


                             4. CONDITIONS PRECEDENT

         The obligations of IDEC and of Pharmacia under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, unless waived in writing by IDEC or Pharmacia, respectively:

         4.1 REPRESENTATIONS TRUE AT THE CLOSING DATE. The representations and warranties of the other party contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date, and the other party shall have performed and fulfilled all covenants, obligations and conditions of this Agreement required to be performed or fulfilled by them as of the Closing.

         4.2 APPROVALS. All Approvals from each of the following shall have been obtained:

         (a) National Cancer Institute in respect to the assignment of the CRADA (including the execution of the pending amendment);

         (b) United States Federal Trade Commission pursuant to the FTC Consent Order;



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.



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         (c) *_______________* in respect to assignment of the *___* License;
             and

         (d) each of the *_______________________________________________* in
             respect to assignment of the Consortium License.

         4.3 LEGAL PROCEEDINGS. No statute, rule or regulation shall have been enacted or promulgated and no injunction or other order shall have been entered after the date hereof, and not vacated, in any proceeding or action, which enjoins, restrains, makes illegal or prohibits consummation of the transactions contemplated hereby or places material restrictions on IDEC's ownership or use of the 9-AC Assets, and no action shall be pending or threatened which seeks to do any of the foregoing. Each party shall advise the other party promptly of any information with respect to any such action.

         4.4 CLOSING DOCUMENTS. All items required to be delivered by the other party pursuant to Subsections 3.2 or 3.3 shall have been delivered.


                  5. REPRESENTATION AND WARRANTIES OF PHARMACIA

Each of P&U CO and P&U SPA represents, warrants and agrees as of the date hereof (except as otherwise indicated) as follows:

         5.1 ORGANIZATION AND RELATED MATTERS. It is a corporation and is duly organized, validly existing and in good standing under the laws of its respective jurisdiction. It has all necessary corporate power and authority to own and use the 9-AC Assets it owns, and is duly qualified or licensed to do business and is in good standing in all jurisdictions where the 9-AC Assets are used, or are subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

         5.2 POWER AND AUTHORIZATION. It has full corporate power and authority to carry out the transactions contemplated by this Agreement, and has taken all necessary and proper corporate action authorizing the execution, delivery and performance of this Agreement and the Supply Agreement. This Agreement has been duly executed and delivered by it and this Agreement constitutes, and the Supply Agreement, upon execution, will constitute, valid and binding obligations of it enforceable in accordance with its terms.

         5.3 LITIGATION. There are no actions, suits, arbitrations or proceedings pending against it, or to the best of its knowledge, threatened against it, by or before any Governmental Authority or private arbitration tribunal which, if adversely decided, could


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.




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have an adverse effect on the 9-AC Assets, or which seek to prohibit, restrict or delay consummation of this Agreement or any transaction contemplated hereby or to limit in any manner its right to control or use any 9-AC Assets.

         5.4 TITLE TO ASSETS. It has good and marketable title to all of the 9-AC Assets to be assigned by it to IDEC hereunder, free of any mortgages, liens, pledges, charges or encumbrances which could, individually or in the aggregate, prohibit its transfer of the 9-AC Assets. It makes no representation in this Article 5 about the NCI Data. The 9-AC Assets to be assigned to IDEC hereunder constitute all material rights owned or otherwise held by Pharmacia with respect to the development, manufacture or sale of 9-AC, except for its physical facilities and other tangible assets, and the drug master file relating to the 9-AC production facilities.

         5.5 INTELLECTUAL PROPERTY RIGHTS. Except for the FTC Consent Order and the Assumed Contracts, to the best of its knowledge, there are no claims or demands of any person, firm or corporation pertaining to its rights in the 9-AC Assets, and no proceedings have been instituted or are pending or threatened against it, which challenge its rights in respect thereof, and none of the 9-AC Assets is subject to any outstanding order, decree, judgment, injunction, or agreement to which it is bound that restricts its use by it. To the best of its knowledge, there are no inventorship disputes concerning any of the Patent Rights owned by Pharmacia and no opposition, interference, re-examination or revocation proceedings pending in respect to any of such Patent Rights. To the best of P&U SPA's knowledge, no third party infringes any of the United States Patent Rights and *___________________________________________________* does not infringe any existing United States patent rights of third parties.
*_____________________*.

         5.6 CONTRACTS AND OTHER AGREEMENTS. Complete copies of each of the Assumed Contracts were provided to IDEC or its counsel. Each of the Assumed Contracts is in full force and effect, and Pharmacia is not aware of any default thereunder.

         5.7 COMPLIANCE WITH INSTRUMENTS; NO DEFAULTS. Neither the execution and delivery of this Agreement nor the consummation at the Closing by it of the transactions contemplated hereby will (a) violate or conflict with, result in the acceleration or termination of, or loss of a material benefit with respect to, or constitute a default under (i) its Certificates of Incorporation or By-laws (or equivalent governing instrument) or (ii) subject to the receipt of the Approvals, any term or provision of any note, bond, indenture, mortgage, license, permit, approval, agreement, contract, lease, or other instrument or any statute, rule, regulation, writ, judgment, ordinance, decree, order or other restriction binding upon or applicable to it or any of the 9-AC Assets, or (b) result in the creation at or after the Closing Date of any mortgage, lien, charge or encumbrance upon all or any part of the 9-AC Assets.



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.



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
         5.8 GOVERNMENTAL CONSENTS. Except for the Approvals, to the best of its knowledge, no consents, approvals or authorizations of, declarations or filings with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement are required by it.

         5.9 LIMITATIONS OF WARRANTIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY UNDER THIS AGREEMENT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT AND THE SUPPLY AGREEMENT, PHARMACIA MAKE NO OTHER REPRESENTATIONS AND WARRANTIES, AND DISCLAIM ANY WARRANTIES IMPLIED BY LAW.


                    6. REPRESENTATIONS AND WARRANTIES OF IDEC

IDEC hereby represents and warrants to Pharmacia as follows:

         6.1 ORGANIZATION. IDEC is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

         6.2 CORPORATE POWER AND AUTHORIZATION. IDEC has full corporate power and authority to carry out the transactions contemplated by this Agreement and has taken all necessary and proper action authorizing the execution, delivery and performance of this Agreement and the Supply Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by IDEC and this Agreement constitutes and the Supply Agreement, upon execution, will constitute valid and binding obligations of IDEC, enforceable in accordance with their terms.

         6.3 COMPLIANCE WITH INSTRUMENTS; NO DEFAULTS. Neither the execution and delivery of this Agreement nor the consummation at the Closing by IDEC of the transactions contemplated hereby will violate or conflict with, result in the acceleration or termination of, or loss of a material benefit with respect to, or constitute a default under (i) the Certificates of Incorporation or By-laws (or equivalent governing instrument) of IDEC or (ii) any term or provision of any note, bond, indenture, mortgage, license, permit, approval, agreement, contract, lease, or other instrument or any statute, rule, regulation, writ, judgment, ordinance, decree, order or other restriction binding upon or applicable to IDEC.

         6.4 GOVERNMENTAL CONSENTS. Except for the Approvals, to the best of IDEC's knowledge, no consents, approvals or authorizations of, declarations or filings


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement are required by IDEC.


                            7. COVENANTS OF PHARMACIA

Pharmacia covenant that:

         7.1 CONDUCT PENDING CLOSING. Pharmacia shall not take any actions prior to the Closing which are likely to cause any of its representations or warranties contained in the Agreement to be untrue in any material respect.

         7.2 ACCESS. From the date hereof until the Closing, Pharmacia shall make available to and allow IDEC and its authorized agents, accountants and advisors access to all of the 9-AC Assets, and cause the employees of Pharmacia to cooperate with IDEC in an examination of the 9-AC Assets and to disclose to and discuss with IDEC any matters related to the 9-AC Assets.

         7.3 TECHNICAL ASSISTANCE.

         (a) Upon reasonable notice and request from the IDEC to P&U SPA, P&U SPA shall provide information, technical assistance and advice to the IDEC with respect to 9-AC Assets such that the IDEC will be capable of continuing the research and development currently conducted by P&U SPA. Such assistance shall include reasonable consultation with knowledgeable employees of P&U SPA and training at the IDEC's facility for a period of time sufficient to satisfy the IDEC's management that its personnel are adequately knowledgeable about the 9-AC Assets. However, P&U SPA shall not be required to continue providing such assistance *___________________________*.

         (b) Upon reasonable notice and request from the IDEC, P&U SPA shall provide information, technical assistance and advice sufficient to assist the IDEC in obtaining all necessary FDA approvals to manufacture 9-AC for use in clinical trials in the United States. Upon reasonable notice and request from the IDEC, P&U SPA shall also provide consultation with knowledgeable employees of P&U SPA and training at the IDEC's facility for a period of time, *__________________________* from the Closing Date, sufficient to satisfy the IDEC's management that its personnel are adequately trained in the manufacture of 9-AC. P&U SPA further agrees to continue to provide such technical assistance and advice for up to *_____________________*; provided, that IDEC compensates P&U SPA for all such services at the rate of *____________*.

         (c) IDEC shall reimburse P&U SPA for *__________________________*.


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

All such payments shall be made within 30 days after receipt of invoice.

         (d) P&U SPA shall not be required to provide technical assistance: (1) in a manner which unreasonably interferes with P&U SPA' performance of its obligations under this Agreement or the Supply Agreement; or (2) of more than
*___________*.

         (e) To the extent personnel are then available, P&U SPA shall also provide reasonable consultation to assist IDEC in compiling the manufacturing data required in connection with the preparation of PLA's or other regulatory submissions *__________* provided, that IDEC compensates P&U SPA for all such services at the rate of *_____________________________*.

         7.4 9-AC SUPPLY AGREEMENT. P&U SPA shall manufacture or have manufactured and supply to IDEC 9-AC in accordance with the terms set forth in the Supply Agreement attached as EXHIBIT C.


                              8. COVENANTS OF IDEC

IDEC covenants that:

         8.1 CLINICAL PROGRESS. Prior to the full payment of the amounts required under Section 2.3, IDEC shall provide Pharmacia biannual progress reports of the development of 9-AC, including summary reports of the clinical studies conducted by NCI under the CRADA and information sufficient to indicate the extent of progress, if any, toward demonstration of Clinical Efficacy and submission and approval of the NDA for 9-AC.

         8.2 AMENDMENT OF THE CRADA. IDEC shall not amend the CRADA in any manner which adversely affects Pharmacia's 9-AC Supply Obligations without the prior written consent of Pharmacia. IDEC shall not transfer its rights under the CRADA without the consent of Pharmacia, which consent shall not be unreasonably withheld, unless Pharmacia is released from its 9-AC Supply Obligations.

         8.3 CLINICAL EFFICACY. "Clinical Efficacy" shall mean *____________*. The "Registration Trial" shall mean *_______________*. Promptly after its agreement with the FDA, IDEC shall submit to P&U SPA a copy of *____________*. If a *___________* with the FDA, the parties shall agree upon reasonable alternative criteria to demonstrate clinical efficacy in any tumor type. IDEC shall promptly notify Pharmacia upon the occurrence of Clinical Efficacy. If Pharmacia has reasonable reason to believe that Clinical


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

Efficacy has occurred prior to receipt of such notice from IDEC, it shall so notify IDEC and explain the basis for its conclusion. IDEC shall allow Pharmacia to review all clinical investigator reports, patient case forms and other records and data relevant to determining whether Clinical Efficacy was achieved.


                       9. ADDITIONAL COVENANTS AND RIGHTS

         9.1 APPROVALS. (a) Pharmacia and IDEC each agree to cooperate and use commercially reasonable efforts to obtain (and will promptly prepare all filings and applications, requests and notices preliminary to obtaining) all Approvals, including:

         (1) each party shall prepare and submit (jointly, if deemed preferable by Pharmacia or NCI) such statements of qualifications or other information as the NCI may require to approve of the assignment of the CRADA to IDEC; and

         (2) IDEC shall provide such business and financial information as Pharmacia may reasonably request to prepare a petition to the FTC seeking its approval of the transactions contemplated under this Agreement and the divestment of the 9-AC Assets to IDEC.

         (b) IDEC shall participate in any presentations, hearings or other meetings with the FTC or the NCI requested by Pharmacia or the NCI or FTC for the purpose of obtaining the approval of such agencies. IDEC shall respond promptly and fully to all direct inquiries from such agencies.

         (c) Any amendment of this Agreement, the Supply Agreement or the CRADA required by the NCI or FTC shall require the written consent of all parties hereto.

         (d) Each party shall cooperate in a similar manner to obtain consents to assign the *_____* License and the *__________* License.

         9.2 LITIGATION ARISING FROM THE 9-AC ASSETS. The parties recognize that, in the future, litigation may arise relating to the 9-AC Assets which may relate in part, directly or indirectly, both to the period prior to the Closing and the period subsequent to the Closing. Each of the parties agrees that, to the extent the parties' interests are similar or not adverse and at the request of the other party, it will provide to the other party information, records and documents in its possession relating to the 9-AC Assets to assist the other party in connection with any such litigation or potential litigation in which such other party is involved. The foregoing obligation shall in no way limit any party's discovery rights in such litigation or potential litigation.



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

         9.3 ACCESS TO RECORDS. Pharmacia agree that upon reasonable request and as required to respond to any court order, subpoena, inquiry, investigation, audit or any other proceeding of any Governmental Authority, Pharmacia will provide to IDEC reasonable access to information from the books and records in their possession relating to the 9-AC Assets prior to the Closing Date (the "Records"). Pharmacia agree to preserve the Records in their possession for a period consistent with their document retention policies and procedures followed in the regular course of business. IDEC shall provide similar access to Pharmacia in respect to all of IDEC's books and records relating to the 9-AC Assets, including any books and records acquired from Pharmacia hereunder.

         9.4 CONFIDENTIALITY. "Proprietary Information" means: all technical, scientific, marketing and financial information and data which is either non-public, confidential or proprietary in nature (disclosed, directly or indirectly, by either party (the "Disclosing Party") to the other party (the "Recipient")), unless such information: (1) is or becomes public knowledge through no fault of the Recipient; (2) is in the future legally received by the Recipient from a third party, which the Recipient reasonably believes is free of any obligation to keep it confidential; or (3) is known by the Recipient prior to receipt from the Disclosing Party, which fact may be proven only by documentary evidence. All Proprietary Information disclosed, directly or indirectly, by either party to the other party shall remain the property of the Disclosing Party. Without limiting any obligation arising under law, during the duration of this Agreement and for at least ten (10) years thereafter, neither party shall disclose to third parties any Proprietary Information of the other party. Each party shall take all reasonable steps to minimize the risk of disclosure of Proprietary Information of the other party.

         9.5 LICENSED PATENTS.

         (a) Responsibility for Patent Filings. Pharmacia will continue to prosecute and maintain the Patent Rights described on Schedule 2.1(b) (the "Licensed Patents"). Pharmacia will endeavor to provide promptly IDEC drafts and copies of all such Patents and related material Patent prosecution documents. As soon as practical subsequent to any filing of a material patent prosecution document relating to 9-AC, Pharmacia will provide promptly IDEC a copy of any such filings. In addition, Pharmacia will provide IDEC copies of any substantive official action and Pharmacia's material submissions of responses thereto with respect to such Patents. Should Pharmacia determine not to prosecute or maintain a Licensed Patent, Pharmacia will notify promptly IDEC of that determination and, upon IDEC's written request and within thirty (30) calendar days of receipt of such written request, grant in writing any necessary authority to IDEC to prosecute or maintain such Patent in the name of IDEC at IDEC's expense. IDEC shall reimburse Pharmacia for *______________________________________________*.

         (b) Enforcement Rights. Upon learning of the possible infringement of any of the Licensed Patents by a third party making, using or sell 9-AC, each party hereto shall immediately


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

inform the other party of that fact, and shall supply the other party with any evidence available to it pertaining to the possible infringement. Pharmacia may at its sole expense and discretion take all necessary steps to enjoin the infringement and recover damages therefor, and shall be entitled to retain all damages recovered; provided, that Pharmacia may, at its discretion, offer IDEC the opportunity to join in any legal proceedings relating to the possible infringement and if IDEC joins in such legal proceedings, IDEC shall share equally in the expenses and the recovery, if any, but control of the conduct of the litigation shall remain with Pharmacia. If Pharmacia fails or refuses within a reasonable time not to exceed ninety (90) days after receipt of written notice from IDEC to institute legal action against any alleged infringer, IDEC shall then have the right, but not the obligation, to institute appropriate legal action in the name of Pharmacia (or as its assignee of such infringement claim). IDEC shall retain all sums recovered in such legal action. In any such legal action, whether instituted by either party, both parties shall fully cooperate with the other in the preparation and signing of documents and in providing (at each party's respective expense) reasonable assistance, including technical and management witnesses, technical assistance and all relevant records, reports, data and other information.

         (c) Infringement of Third Party Patents. If any third party asserts a claim of patent infringement against IDEC on account of IDEC's use, manufacture, or sale of Licensed Products, IDEC shall promptly notify Pharmacia of the existence and details of such claim. Pharmacia shall reasonably cooperate with IDEC, at IDEC's expense and request, in defending against such claim.


                      10. SURVIVAL AND INDEMNITY; REMEDIES

         (c) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties provided for or made pursuant to this Agreement shall survive the Closing Date for a *______________________________*

         10.2 INDEMNIFICATION BY PHARMACIA. Pharmacia agrees to indemnify and hold IDEC, its Affiliates, owners, officers, directors, agents and representatives harmless against and in respect of all Losses (including reasonable attorneys' fees) incurred by any of them as a result of (a) any misrepresentation or breach by Pharmacia of any of their representations and warranties contained herein or (b) any failure by Pharmacia to perform their covenants and agreements contained herein or the Supply Agreement or in any Schedule, Exhibit or instrument delivered pursuant hereto.

         10.3 INDEMNIFICATION BY IDEC. IDEC agrees to indemnify and hold Pharmacia, their Affiliates, officers, directors, agents and representatives harmless against and in respect of all Losses (including reasonable attorneys' fees) incurred by any of them as a result of (a) any misrepresentations or breach by IDEC of any of its representations and warranties contained herein or
(b) of any failure of IDEC to perform its covenants and agreements contained herein or



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

the Supply Agreement or in any Schedule, Exhibit or instrument delivered pursuant hereto, or (c) any claim (including patent infringement and products liability) arising out of the use of the 9-AC Assets after the Closing, including any claim arising out of the clinical testing, development, marketing, promotion, advertising, sale, supply, use or misuse (including failure to warn) of 9-AC (or products containing 9-AC), except as provided in the Supply Agreement or (d) any Assumed Liabilities.

         10.4 LIMITATIONS. Neither party shall be required to indemnify under clause (a) of Section 10.2 or 10.3 unless and until the aggregate amount of all such indemnifiable claims *____________________________________________*.

         10.5 EMPLOYEES. Each party shall indemnify and hold the other parties harmless, and hereby forever releases and discharges the other parties, from and against all claims, demands, liabilities, damages and expenses (including attorney's fees) arising out of personal injury (including death) or property damage incurred or suffered by employees or consultants of the indemnifying party, its Affiliates or contractors in the performance of or under this Agreement or the Supply Agreement (including providing or obtaining technical assistance or training at either party's facilities), except to the extent caused by the sole negligence, recklessness or willful misconduct of such other party, its employees or agents.

         10.6 CLAIM PROCEDURE. Upon obtaining knowledge of the institution of any action, proceeding, or other claim or demand of indemnity hereunder, the party seeking indemnification (the "Indemnified Party") shall promptly notify in writing the other party thereof (the "Indemnifying Party"). If such claim or demand relates to a claim or demand asserted by a third party, the Indemnifying Party shall have the right at its expense to employ counsel to defend such claim or demand and the Indemnified Party shall have the right, but not the obligation, at its expense to participate in the defense of any such claim or demand. So long as the Indemnifying Party is defending such claim or demand in good faith, the Indemnified Party will not settle such claim or demand without the Indemnifying Party's consent. The Indemnified Party shall make available to the Indemnifying Party all records and other materials reasonably required by it in contesting a claim or demand asserted by a third party against the Indemnified Party and shall cooperate in the defense thereof.

         10.7 INSURANCE. *_______________________________________________*.

         10.8 LIMITATIONS. IN NO EVENT SHALL EITHER PARTY, OR ANY OF ITS AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, FAILURE TO WARN OR FAILURE TO TEST), STRICT LIABILITY OR OTHERWISE, including, but not limited to, loss of profits or revenue, cost of capital, cost of substitute equipment, facilities or services,


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

downtime costs, delays, or claims of customers or other third parties for such loss or damage.


                                 11. TERMINATION

         11.1 PRIOR TO CLOSING. This Agreement may, by notice given on or prior to the Closing Date, in the manner hereinafter provided, be terminated and abandoned:

         (a) by Pharmacia or IDEC if there has been a material misrepresentation or a material default or breach by any other party with respect to its representations in this Agreement or in any ancillary document or the due and timely performance of any of its covenants and agreements contained in this Agreement or in any ancillary document, and such misrepresentation, default or breach shall have not been cured within ten business days after receipt of notice specifying particularly such misrepresentation, default or breach; or

         (b) by mutual written consent of Pharmacia and IDEC; or

         (c) by either party if the Approval of the NCI or FTC is not received on or prior to May 15, 1997 or such later date as the parties may agree in writing, and the FTC then elects to appoint a trustee under the terms of the FTC Consent Order or proceed with other available remedies.

         11.2 EFFECT OF TERMINATION. In the event this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties hereunder shall terminate, except that nothing in this Section 11.2 shall relieve any party hereto of any liability for breach of this Agreement.


                             12. GENERAL PROVISIONS

         12.1 EXPENSES. Each party hereto shall bear its own expenses incident to or incurred in connection with the transactions contemplated hereby, regardless of whether such contemplated transactions are consummated or fail to be consummated, for any reason whatsoever.

         12.2 NOTICES. All notices which are permitted or required under this Agreement shall be in writing and shall be deemed given when delivered personally, two (2) business days after being sent by overnight air courier, one
(1) business day after being sent by facsimile transmission, or if sent by mail, five (5) business days after being mailed by registered or certified mail, postage prepaid, addressed as follows, or to such other person or address as may be designated by notice to the other party:



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

If to IDEC:
                  IDEC Pharmaceuticals Corporation
                  11011 Torreyana Road
                  San Diego, CA 92121
                  Attn: Secretary
                  Fax: (619) 550-8755

         with a copy to:

                  IDEC Pharmaceuticals Corporation
                  11011 Torreyana Road
                  San Diego, CA 92121
                  Attn: President
                  Fax: (619) 550-8750


If to Pharmacia:

                  Pharmacia & Upjohn S.p.A.
                  Via Robert Koch 1.2
                  20152 Milano
                  ITALY
                  Attn: Managing Director
                  Fax: +39 2 4838 2023

         with a copy to:

                  James F. Farrington, Jr.
                  Wiggin & Dana
                  301 Tresser Blvd.
                  Stamford, Connecticut 06901
                  Fax: (203) 363-7676

         12.3 PUBLIC DISCLOSURE. Except in connection with obtaining the Approvals, the parties will advise and confer with each other prior to the issuance of any reports, releases or other disclosures of the terms of this Agreement and the implementation hereof and no press release or other written statement or other disclosures, whether or not written, relating to the transactions contemplated by this Agreement shall be disseminated publicly or delivered to any other person without the specific consent of the other parties, except to the extent such public disclosure is required by any law, or rule or regulation of any Governmental Authority, including without limitation, the United States Securities and Exchange Commission or any securities


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

exchange on which securities of the disclosing party are then listed; provided, that in the case of any such disclosure, the disclosing party shall endeavor to obtain confidential treatment of information to be disclosed to the extent reasonably requested by the other party. Notwithstanding the foregoing, the parties shall agree upon the text of a press release which each party may publicly release.

         12.4 BENEFIT. Neither party or its sublicensees shall assign this Agreement nor any of their respective rights or obligations hereunder without the prior written consent of the other party, which consent shall not be withheld unreasonably. The foregoing shall not restrict IDEC in the sublicensing of its rights as permitted under Section 2.1(b). Any such attempted assignment without such consent shall be void. Notwithstanding the foregoing, either party or its sublicensees may assign this Agreement to a third party without such consent upon thirty (30) days' prior notice, if such third party (a) acquires (by purchase or merger) all or substantially all of such party's business, stock or assets to which this Agreement pertains, and (b) assumes all of the obligations of such party hereunder. When duly assigned in accordance with the foregoing, this Agreement shall be binding upon and inure to the benefit of P&U SPA, IDEC and their respective successors and permitted assigns. Any assignment by IDEC of the 9-AC Assets shall require the assignment of this Agreement; provided, that IDEC shall not be released from its obligations hereunder without the prior written consent of Pharmacia.

         12.5 INTERPRETATION OF THIS AGREEMENT. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Any provision of the Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof. This Agreement, including all Schedules and Exhibits hereto, and the Supply Agreement, constitute the entire agreement of the parties, superseding and extinguishing all prior agreements and understandings, representations and warranties, relating to the subject matter hereof, except for the Confidentiality Agreement, among Pharmacia & Upjohn, Inc., NCI and IDEC, dated as of October 29, 1996. This Agreement may not be modified, amended or terminated except by written agreement specifically referring to this Agreement signed by the parties hereto. No waiver of a breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         12.6 GOVERNING LAW. This Agreement shall be governed by the laws of State of New York applicable to contracts made and to be performed therein, without giving effect to the conflicts of laws provisions thereof.

         12.7 DISPUTES. Any dispute arising between the parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, the performance by either party of its obligations hereunder, whether before or after termination of this Agreement, shall be first referred to the CEO's or principal executive of IDEC and P&U SPA for negotiation


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

and resolution. If such matter is not resolved within 90 days after notice from either party calling for such procedure, then such matter shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give notice to that effect to the other parties. The party giving such notice shall refrain from instituting the arbitration proceeding for a period of sixty (60) calendar days following such notice. Any arbitration hereunder shall be conducted in Washington, D.C., under the then current Commercial Arbitration Rules of the American Arbitration Association. Each such arbitration shall be conducted in the English language by a panel of three arbitrators appointed in accordance with such rules. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the fees and expenses in such equitable manner as they determine. Any monetary award shall bear interest at a rate fixed by the arbitrators from the date of arbitration proceeding is commenced to the date on which the award is paid in full. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.


         12.8 COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, by manual or facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be deemed to have been executed upon receipt by each party hereto of a signature page, as aforesaid, signed by the other party.



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


IDEC PHARMACEUTICALS CORPORATION



By:  /s/ William R. Rohn
   -----------------------------

PHARMACIA & UPJOHN S.P.A



By: /s/  Lamberto Andreotti
   -----------------------------

PHARMACIA & UPJOHN COMPANY



By: /s/ Jack J. Jackson
    ----------------------------



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                                                                 SCHEDULE 2.1(a)
                                                                         ANNEX A

                     9-AC FORMULATION (COLLOIDAL DISPERSION)


Patent Application          Filing date                       Country
Number

*________________*




*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*________________*                                     SCHEDULE 2.1(b)
                    *________________*              *________________*


*_________*   Title: Prep. of 9-Aminocamptothecin    9-Amino Camptothecin/

                      Application    Filing      Patent   Issue      Expiration
Type Country          No.            Date        No.      Date       Date
-------------------------------------------------------------------------------

*________________*




*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*________________*                                      SCHEDULE 2.1(b)
                     *________________*              *________________*


*_________*   Title: Prep. of 9-Amino camptothecin  9-Amino Camptothecin/Process

                      Application    Filing      Patent   Issue      Expiration
Type Country          No.            Date        No.      Date       Date
-------------------------------------------------------------------------------

*______________*


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*________________*                                      SCHEDULE 2.1(b)
                     *________________*              *________________*


*_______*   Title: Method form PRPN 9-Amino campt.  Process 9-Amino Camptothecin

                      Application    Filing      Patent   Issue      Expiration
Type Country          No.            Date        No.      Date       Date
-------------------------------------------------------------------------------

*________________*



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A

                                SUPPLY AGREEMENT


         THIS AGREEMENT, dated as of February 10, 1997, but effective as of the Effective Date (as provided for in Section 1 below) between IDEC PHARMACEUTICALS CORPORATION, a corporation organized and existing under the laws of the State of California and having its principal place of business at San Diego, California ("IDEC"); and PHARMACIA & UPJOHN S.P.A., a corporation organized and existing under the laws of Italy and having its principal place of business at Milano, Italy ("P&U SPA").

                                   BACKGROUND

         Pharmacia possesses certain intellectual property rights and other assets relating to 9- amino-20(S)-camptothecin, including patent rights and rights under a Cooperative Research and Development Agreement with the National Cancer Institute ("NCI"). As a consequence of the combination of Pharmacia AB with The Upjohn Company (collectively, "Pharmacia & Upjohn"), Pharmacia & Upjohn entered into an agreement containing a consent order with the United States Federal Trade Commission ("FTC") under which Pharmacia is required to divest its rights to sell 9-amino-20(S)-camptothecin in the United States. Additionally, Pharmacia offered IDEC the related rights to sell 9-amino-20(S)- camptothecin outside the United States. IDEC desires to acquire all such rights to 9-amino-20(S)-camptothecin and related assets. Subject to the approval of the NCI, FTC and other third parties as provided for herein, the parties have agreed for IDEC to acquire such rights and assets on the terms set forth in that certain 9-AC Assets Transfer Agreement, dated as of the date hereof, among the parties hereto and Pharmacia & Upjohn Company (the "Transfer Agreement").

         Pursuant to the FTC Consent Order (as such and other capitalized and otherwise undefined terms in this Agreement as defined in the Transfer Agreement), P&U SPA has agreed to supply 9-AC to IDEC to permit it to continue the research and development of 9- AC and to fulfill its obligations under the CRADA.

         NOW, THEREFORE, the parties hereto agree as follows:


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                           SECTION 1. EFFECTIVE DATE.

         1.1 EFFECTIVE DATE OF THIS AGREEMENT. This Agreement shall be legally effective upon the completion of the Closing on the Closing Date of the Transfer Agreement following the receipt of all Approvals and the satisfaction of all other conditions set forth in Article 4 of the Transfer Agreement. The Closing Date shall be referred to as the "Effective Date" hereunder.

         1.2 TERMINATION PRIOR TO THE EFFECTIVE DATE. If the Transfer Agreement is terminated under Section 11.1 thereof, this Agreement shall be automatically void ab initio.

                   SECTION 2. SUPPLY AND PURCHASE OF PRODUCT.

         2.1 P&U SPA SUPPLY. IDEC shall purchase, and P&U SPA shall supply, such quantities of 9-AC (as further described and specified in EXHIBIT A) in the forms described in EXHIBIT A (the "Product") as IDEC may order from time to time for use in its further research and development of 9-AC or in fulfilling its obligations to supply 9-AC to the NCI under the CRADA.

         2.2 QUANTITIES. P&U SPA will manufacture the Product in its
*_____________*.

         2.3 NCI SUPPLY. P&U SPA acknowledges that IDEC is required under the CRADA to supply the Product to the NCI. P&U SPA's undertakings under this Agreement are intended, in part, to allow IDEC to fulfill those obligations to the NCI.

         2.4 TERMS AND CONDITIONS. THE SUPPLY OF PRODUCT HEREUNDER IS EXPRESSLY LIMITED TO AND CONDITIONED UPON THE TERMS AND CONDITIONS OF SALE ATTACHED HERETO AS EXHIBIT B AND NO TERMS ADDITIONAL TO OR DIFFERENT FROM THOSE IN OR INCORPORATED BY REFERENCE IN THIS AGREEMENT ARE BINDING ON P&U SPA UNLESS AGREED TO IN WRITING BY P&U SPA.

         2.5 MANUFACTURING LICENSE. Subject to the terms and conditions hereof, IDEC hereby grants to P&U SPA under the 9-AC Assets a non-exclusive right to make and have made for and sell to IDEC and NCI the Products as provided for herein. P&U SPA shall not grant any sublicenses (other than to Affiliates) without IDEC's prior written consent, except that it may permit third parties to formulate the bulk material into finished product and, if its production facilities are not available to manufacture 9-AC, it may permit third parties to manufacture the bulk material under a contract manufacturing arrangement. The license granted hereunder shall automatically terminate upon the termination of this Agreement, and the fulfillment of P&U SPA's



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

obligations to supply 9-AC to IDEC and the NCI.


                              SECTION 3. DELIVERY.

         3.1 ORDERS. (a) FORECASTS. At least 90 days prior to the beginning of each calendar quarter, IDEC shall furnish to P&U SPA a written report containing
*_____________*.

         (b) SUPPLY AND DELIVERY TIME. P&U SPA shall supply and deliver the Product *_____________*.

         3.2 DELIVERY. P&U SPA shall ship the Product to *_____________*

         3.3 ACCEPTANCE OF PRODUCT. In accordance with agreed upon testing procedures and within 60 days after delivery, IDEC shall test each lot of Product delivered to it to determine whether it conforms to the specifications attached hereto as Exhibit A. If any Product fails to conform to such specifications (other than for any of the reasons set forth in Paragraph 1(B) of Exhibit B), IDEC shall promptly inform P&U SPA. P&U SPA shall then promptly correct such nonconformity in the manner set forth in Paragraph 1(A) of Exhibit
B. If the parties dispute whether the Product so fails to conform, the matter shall be referred to a mutually acceptable independent testing laboratory for final resolution.

                        SECTION 4. PAYMENTS FOR PRODUCT.

         4.1 PURCHASE PRICE. The purchase price for Product (the "Purchase Price") shall be *_____________*.

                      SECTION 5. REGULATORY RESPONSIBILITY.

         5.1 REGULATORY RESPONSIBILITY. P&U SPA shall be responsible, at its sole expense, for complying with all applicable regulatory requirements relating to the manufacture of the Products, including good manufacturing practices promulgated from time to time by the United States Food and Drug Administration. IDEC shall be responsible, at its sole expense, for complying with all other applicable regulatory requirements relating to the use or resale of the Products (including any other product incorporating the Product).

         5.2 IMPORT AND EXPORT LAWS. With P&U SPA's reasonable assistance in respect to the execution of documents and other ministerial actions, IDEC shall comply with all export and import regulations and laws necessary to export and import the Products to IDEC, including, without limitation, procuring and maintaining all import and export licenses necessary to ship Products from the point of manufacture to IDEC in accordance herewith and the payment of all duties, tariffs, surcharges and other customs and other governmental fees levied in connection with the exportation and importation of the Products from P&U SPA to IDEC.



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                           SECTION 6. CONFIDENTIALITY.

          6.1 "PROPRIETARY INFORMATION" means: all technical, scientific, marketing and financial information and data which is either non-public, confidential or proprietary in nature (disclosed, directly or indirectly, by either party (the "Disclosing Party") to the other party (the "Recipient")), unless such information: (a) is or becomes public knowledge through no fault of the Recipient; (b) is in the future legally received by the Recipient from a third party, which the Recipient reasonably believes is free of any obligation to keep it confidential; or (c) is known by the Recipient prior to receipt from the Disclosing Party, which fact may be proven only by documentary evidence. To the extent practical, the parties shall furnish their Proprietary Information in documentary or tangible form marked as proprietary or confidential; however, if disclosure of Proprietary Information is in nondocumentary form, or if the disclosure is first made orally or by visual inspection, the Disclosing Party shall have the right or, if requested by the Recipient, the obligation to confirm in writing the fact and general nature of such disclosure within a reasonable time after such disclosure is made.

         6.2 CONFIDENTIALITY. All Proprietary Information disclosed, directly or indirectly, by either party to the other party shall remain the property of the Disclosing Party. The Recipient shall not acquire any proprietary rights or other interests therein, and nothing contained herein shall be construed as granting or implying any right or license to use any Proprietary Information. Without limiting any obligation arising under law, *_____________*, neither party shall disclose to third parties any Proprietary Information of the other party. Each party shall take all reasonable steps to minimize the risk of disclosure of Proprietary Information of the other party, including without limitation:

         (a) ensuring that only its employees and other representatives whose duties require them to possess such information or materials have access thereto;

         (b) exercising at least the same degree of care that it uses for its own proprietary information; and

         (c) providing proper and secure storage for the Proprietary Information. Upon request by the Disclosing Party, at any time, the Recipient shall return all Proprietary Information of the other in its possession and shall make no further use of such Proprietary Information.

         6.3 INJUNCTIVE RELIEF. Each of the parties hereto agree that the disclosure of Proprietary Information without the Disclosing Party's express written permission will cause the Disclosing Party's irreparable harm and that any breach or threatened breach of this Agreement by the Recipient will entitle the Disclosing Party to injunctive relief, in addition to any other legal remedies available to it, in any court of competent jurisdiction.



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                          SECTION 7. TERM; TERMINATION.

         7.1 TERM. Unless terminated earlier under the provisions of this
Section 7, this Agreement shall expire *_____________*.

         7.2  TERMINATION BY IDEC.  IDEC may terminate this Agreement
*_____________*.

         7.3 TERMINATION FOR CAUSE. Without prejudice to any other rights it may have hereunder or at law or in equity, either party may terminate this Agreement immediately by written notice to the other party if, *_____________* from the terminating party, the other party fails to remedy any material breach of this Agreement.

         7.4  RIGHTS AND DUTIES UPON TERMINATION.

         (a) Notwithstanding anything to the contrary contained herein, termination of this Agreement, for whatever reason, shall not affect any rights or obligations accrued by either party prior to the effective date of termination, nor prejudice any other rights or remedies that either party may have at law or in equity.

         (b) Upon any termination, both parties shall immediately cease using the other party's Proprietary Information and, at the request of the other party, shall return or destroy all such Proprietary Information.

         (c) Section 4 of Exhibit B and Section E of Exhibit C shall survive any termination of this Agreement.

                           SECTION 8. MISCELLANEOUS.

         8.1 CHOICE OF LAW. This Agreement and all purchase orders issued hereunder shall be governed by, and all rights and obligations of the parties shall be determined in accordance with the laws of the State of New York, U.S.A. without regard to its conflict of laws rules (and without limiting the foregoing, the United Nations Convention On Contracts for International Sale of Goods [1980] shall not govern this Agreement).

         8.2 ARBITRATION. Any dispute arising between the parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, the performance by either party of its obligations hereunder, whether before or after termination of this Agreement, shall be first referred to the CEO's or principal executive of IDEC and P&U SPA for negotiation and resolution. If such matter is not resolved within 90 days after notice from either party calling for such procedure, then such matter shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give notice to that effect to the other parties. The party giving such notice shall refrain from instituting the arbitration proceeding for a period of sixty (60) calendar days following such notice. *_____________*. Each such arbitration shall be conducted in the English language by a panel of three arbitrators appointed in accordance with such rules. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the fees and expenses in such equitable manner as they


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

determine. Any monetary award shall bear interest at a rate fixed by the arbitrators from the date of arbitration proceeding is commenced to the date on which the award is paid in full. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.

         8.3 NOTICES. All notices which are permitted or required under this Agreement shall be in writing and shall be deemed given when delivered personally, two (2) business days after being sent by overnight air courier, one
(1) business day after being sent by facsimile transmission, or if sent by mail, five (5) business days after being mailed by registered or certified mail, postage prepaid, addressed as follows, or to such other person or address as may be designated by notice to the other party:

If to IDEC:
                  IDEC Pharmaceuticals Corporation
                  11011 Torreyana Road
                  San Diego, CA 92121
                  Attn: Secretary
                  Fax: (619) 550-8755

         with a copy to:

                  IDEC Pharmaceuticals Corporation
                  11011 Torreyana Road
                  San Diego, CA 92121
                  Attn: President
                  Fax: (619) 550-8750

If to Pharmacia:

                  Pharmacia & Upjohn S.p.A.
                  Via Robert Koch 1.2
                  20152 Milano
                  ITALY
                  Attn: Managing Director
                  Fax: +39 2 4838 2023

         with a copy to:

                  James F. Farrington, Jr.
                  Wiggin & Dana
                  301 Tresser Blvd.
                  Stamford, Connecticut 06901
                  Fax: (203) 363-7676

         8.4 BENEFIT. Neither party shall assign this Agreement nor any of their respective rights or obligations hereunder without the prior written consent of the other party, which consent shall not be withheld unreasonably. Any such attempted assignment without such consent shall be void. Notwithstanding the foregoing, either party may assign this Agreement to a third party without


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

such consent upon thirty (30) days' prior notice, if such third party (a) acquires (by purchase or merger) all or substantially all of such party's business, stock or assets to which this Agreement pertains, and (b) assumes all of the obligations of such party hereunder. When duly assigned in accordance with the foregoing, this Agreement shall be binding upon and inure to the benefit of P&U SPA, IDEC and their respective successors and permitted assigns.

         8.5 INTERPRETATION OF THIS AGREEMENT. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof. This Supply Agreement, including all Exhibits hereto, and the Transfer Agreement, constitute the entire agreement of the parties, superseding and extinguishing all prior agreements and understandings, representations and warranties, relating to the subject matter hereof, except the Confidentiality Agreement, among Pharmacia & Upjohn, Inc., NCI and IDEC, dated as of October 29, 1996. This Supply Agreement may not be modified, amended or terminated except by written agreement specifically referring to this Agreement signed by the parties hereto. No waiver of a breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         8.6 COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, by manual or facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be deemed to have been executed upon receipt by each party hereto of a signature page, as aforesaid, signed by the other party.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above written.

                             PHARMACIA & UPJOHN S.P.A.

                             By /s/ Lamberto Andreotti
                                ------------------------------------

                             IDEC PHARMACEUTICALS CORPORATION

                             By /s/ William R. Rohn
                               -------------------------------------

*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A


                             PRODUCT SPECIFICATIONS


                            SEE THE ATTACHED 5 PAGES:

                           1.       *_____________*
                           2.       *_____________*
                           3.       *_____________*



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*____________*: CONTROL OF STARTING MATERIALS

                                 *_____________*



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*_____________*            *_____________*


--------------------------------------------------------------------------------
*_____________*                    PHARMACY                  OCTOBER 1995
--------------------------------------------------------------------------------

*_____________*


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*_____________*            *_____________*


*_____________*:  CONTROL TESTS ON THE FINISHED PRODUCT

I. *_____________*

II. *_____________*



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*_____________*                                               *_____________*

Type II DMF for 9-Aminocamptothecin Colloidal Dispersion and Diluent

*_____________*


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

*_____________*                                                *_____________*

Type II DMF for 9-Aminocamptothecin Colloidal Dispersion and Diluent

*_____________*



*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                          TERMS AND CONDITIONS OF SALE

         1. WARRANTY. A. P&U SPA warrants to IDEC that the Product shall at the time of delivery conform with the specifications attached hereto as Exhibit A, and shall not be "adulterated" or, to the extent applicable to drugs used for only clinical testing, "misbranded" (as defined under 21 U.S.C. Section 351 and Section 352, respectively). IDEC represents THAT: (a) its further use of the Product shall be at its sole risk; (b) it has evaluated the use of the Product; and (c) its sole recourse to P&U SPA shall be as provided herein. Should any failure to conform with this warranty appear within one (1) year from its date of delivery, and if given prompt written notice by IDEC, but in no event later than ten (10) business days following the end of the warranty period, P&U SPA shall, promptly correct such nonconformity, at its option, by (i) replacement of the nonconforming Product; or (ii) crediting IDEC with the Purchase Price of the nonconforming Product.

         B. Exclusions. These warranties shall not apply to any Product which, through no fault of P&U SPA, (i) has been tampered with or otherwise altered;
(ii) has been subjected to misuse, negligence or accident; or (iii) has been stored, handled or used in a manner contrary to the specifications or P&U SPA's written instructions.

         C. Limitations on Warranty. THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF QUALITY AND PERFORMANCE, WRITTEN, ORAL OR IMPLIED, AND ALL OTHER WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR FREEDOM FROM INFRINGEMENT, ARE HEREBY DISCLAIMED BY P&U SPA. Except as provided in Paragraph 4B below, replacement of nonconforming Product or credit of the purchase price therefor in the manner and for the period of time provided above shall be IDEC's exclusive remedy and shall constitute fulfillment of all liabilities of P&U SPA (including any liability for direct, indirect, special, incidental or consequential damages), whether in warranty, contract, negligence, tort, strict liability, or otherwise with respect to any non-conformance of or defect or deficiency in the Product.

         2. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE including, but not limited to, loss of profits of revenue, delays, or claims of customers of the other party or its affiliates or other third parties for such or other damages. The foregoing shall not limit IDEC's liability for damages incurred by P&U SPA in fulfilling IDEC's obligations to supply 9-AC to the NCI.

         3. TAXES. The price for the Product does not include any national, state or local property, license, privilege, sales, service, use, excise, value added, gross receipts, or other like taxes. IDEC agrees to pay or reimburse P&U SPA for any such taxes which P&U SPA is required to pay or collect or which are required to be withheld.

         4. INDEMNITY. A. IDEC. IDEC shall indemnify and hold harmless P&U SPA from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from injury or death to persons or damage to property, of any nature whatsoever, resulting from: (a) the clinical testing or other use (or misuse) or resale of the Product (or any other product incorporating the Product), (b) IDEC's failure to comply with any applicable regulatory requirements, (c) the failure to provide adequate warnings concerning the use of the Product (or any product incorporating the Product), (d) any willful act or omission or negligence of IDEC or its employees or agents, or (e) any other act or omission of IDEC for which IDEC is liable to P&U SPA under the terms of this Agreement, except, in each case, to the extent caused by a breach by P&U SPA of the warranty provisions set forth in Paragraph 1 hereof; and IDEC shall defend or settle at its own expense any suit or action which may be brought against P&U SPA with respect to any such claim or liability; provided, that P&U SPA shall have given prompt notice in writing to IDEC of any such claim, and shall permit


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

IDEC by its counsel to defend or settle the same.

         B. P&U SPA. P&U SPA shall indemnify, defend and hold the IDEC harmless from any and all suits, claims, actions, demands, liabilities, expenses or losses alleged to result from (a) the failure of the Product manufactured for the IDEC by P&U SPA to meet the FDA specifications accepted by both parties or the product specifications attached as Exhibit A, (b) P&U SPA's failure to comply with any applicable regulatory requirements, or (c) any willful act or omission or negligence of P&U SPA or its employees or agents. This obligation shall be contingent upon IDEC giving P&U SPA prompt, adequate notice of such claim, cooperating fully in the defense of such claim, and permitting P&U SPA to assume the sole control of all phases of the defense and/or settlement of such claim, including the selection of counsel. This obligation shall not require P&U SPA to be liable for any negligent act or omission of IDEC or for any representations and warranties, express or implied, made by IDEC that exceed the representations and warranties made by P&U SPA to the IDEC.

         5. FORCE MAJEURE. Neither party shall be liable for loss, damage, or delay, nor be deemed to be in default from causes beyond its reasonable control or from acts of God, fire, strikes, labor difficulties, acts or omissions of any third party, any governmental authority or of the other party, compliance with governmental regulations, insurrections or riots, embargoes, delays or shortages in transportation or inability to obtain necessary labor, materials or manufacturing facilities from usual sources, defects or delays in the performance of its suppliers or subcontractors due to any of the foregoing enumerated causes or any other cause similar or dissimilar to the foregoing. The foregoing shall not apply to failures or delays in the payment of sums of money.


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C



                               ACTUAL COST OF 9-AC



*_____________*


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.

         D.       ACCOUNTING STANDARDS AND PROCEDURES.

         Except as otherwise stated herein, Costs shall be determined in accordance with generally accepted cost accounting principles applied on a consistent basis. Within 60 days after the end of each calendar year, the parties shall determine the variance between the aggregate of the Actual Costs and the aggregate Costs paid by IDEC for the Product purchased during such year. If such variance is positive, IDEC shall pay such amount within *_____________*; and if such variance is negative, P&U SPA shall issue IDEC a credit. Costs for the succeeding twelve months shall be based on the actual Costs at the end of the preceding year with appropriate standard cost adjustments for IDEC's purchase forecasts, planned manufacturing efficiencies, and expected cost variations in raw materials, labor and overhead.

         Any method of allocating a particular cost under this Agreement shall be consistent with the method of allocating that cost for any other product manufactured at that same location. *_____________*. In no event shall reimbursement for costs or overhead be duplicated in any manner.

         E.       BOOKS AND RECORDS

         P&U SPA shall maintain adequate books and records to verify all items of cost in effect at any time and the calculation and derivation thereof. Such books and records shall be available for inspection by IDEC at reasonable times and on reasonable notice, *_____________*.


*Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Secretary of the Commission in the Company's Application Requesting Confidential Treatment pursuant to Rule 246-2 under the Securities Exchange Act of 1934, as amended.